Exhibit 99.1

               DPW HOLDINGS, INC.  PRESENTED BY:Milton “Todd” Ault, III, CEO and Chairman of the Board of Directors of DPW Holdings, Inc. Phil Mansour, CEO of Avalanche International Corp dba MTIX International  MTIX Overview March 15, 2018      Known as Digital Power Corporation prior to December 29, 2017  Information contained in this presentation herein from either DPW Holdings, Inc. or Avalanche International Corp cannot be disclosed or reprinted without prior written permission from DPW Holdings, Inc. or Avalanche International Corp, respectively.

     Disclaimers  Safe Harbor  This presentation and other written or oral statements made from time to time by representatives of DPW Holdings, Inc. (sometimes referred to as “DPW”) and Avalanche International Corp. contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements reflect the current view about future events. Statements that are not historical in nature, such as forecasts for the industry in which we operate, and which may be identified by the use of words like “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be,” "future" or the negative of these terms and other words of similar meaning, are forward-looking statements. Such statements include, but are not limited to, statements contained in this presentation relating to our business, business strategy, expansion, growth, products and services we may offer in the future and the timing of their development, sales and marketing strategy and capital outlook. Forward-looking statements are based on management’s current expectations and assumptions regarding our business, the economy and other future conditions and are subject to inherent risks, uncertainties and changes of circumstances that are difficult to predict and may cause actual results to differ materially from those contemplated or expressed. We caution you therefore against relying on any of these forward-looking statements. These risks and uncertainties include those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended November 30, 2015 (the “2015 Annual Report”) and other information contained in subsequently filed current and periodic reports, each of which is available on our website (http://mtixinternational.com) and on the Securities and Exchange Commission’s website (www.sec.gov). Any forward-looking statements are qualified in their entirety by reference to the factors discussed in the 2015 Annual Report. Should one or more of these risks or uncertainties materialize (or in certain cases fail to materialize), or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.Important factors that could cause actual results to differ materially from those in the forward looking statements include: a decline in general economic conditions nationally and internationally; decreased demand for our products and services; market acceptance of our products; the ability to protect our intellectual property rights; impact of any litigation or infringement actions brought against us; competition from other providers and products; risks in product development; inability to raise capital to fund continuing operations; changes in government regulation, the ability to complete customer transactions and capital raising transactions. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them.  We cannot guarantee future results, levels of activity, performance or achievements.  Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.All forecasts are provided by management in this presentation and are based on information available to us at this time and management expects that internal projections and expectations may change over time. In addition, the forecasts are entirely on management’s best estimate of our future financial performance given our current contracts, current backlog of opportunities and conversations with new and existing customers about our products.  Information contained in this presentation herein from either DPW Holdings, Inc. or Avalanche International Corp cannot be disclosed or reprinted without prior written permission from DPW Holdings, Inc. or Avalanche International Corp, respectively.

     Current Holding Structure     Symbol (DPW)  MTIX Ltd.  UK company Huddersfield Textile Machines  MTIX international  Hospitality Group    Digital Power North America  Gresham Power akaDigital Power Ltd.  Power-Plus Technical Distributors    Excelo – Professional Placement Agency    Companies Under Development  California Finance Lending License  Information contained in this presentation herein from either DPW Holdings, Inc. or Avalanche International Corp cannot be disclosed or reprinted without prior written permission from DPW Holdings, Inc. or Avalanche International Corp, respectively.

 MTIX  Information contained in this presentation herein from either DPW Holdings, Inc. or Avalanche International Corp cannot be disclosed or reprinted without prior written permission from DPW Holdings, Inc. or Avalanche International Corp, respectively.

 MTIX Ltd.  At the forefront of an industrial technology revolution, MTIX Ltd. has invented and patented the first quantum leap in textile finishing since mechanical automation.   Multiplexed Laser Surface Enhancement (MLSE®) systemMLSE® delivers better performing textiles in an advanced, efficient, and eco-friendly platform.  Information contained in this presentation herein from either DPW Holdings, Inc. or Avalanche International Corp cannot be disclosed or reprinted without prior written permission from DPW Holdings, Inc. or Avalanche International Corp, respectively.

 Market Opportunity  Global Textile Market$830B2015  Coated Fabrics$24.9B2021  Technical Textiles $9.3B2017  Anti-microbial Textiles $1B by 2026  498M SM of FR fabric by 2022  +2B SY of fabric used in car / truck upholstery 2016  96M tons of fibers produced globally 2015  MIT Report estimated 2015 WW fabric production would exceed 400B SM  U.S. market for Thermal Advanced Textile products was $758M2015  U.S. Flame Retardant Market $720M 2015  Information contained in this presentation herein from either DPW Holdings, Inc. or Avalanche International Corp cannot be disclosed or reprinted without prior written permission from DPW Holdings, Inc. or Avalanche International Corp, respectively.

 The Problem  Second only to Big Oil, the Textile Industry is the biggest commercial source of pollution on the planet.Textile dyeing is the No. 2 source of pollution of clean water on earth.It is estimated that 17% - 20% of industrial water pollution is the result of textile dyeing and treatment.In 2015, the Textile Industry was one of the top 3 water wasting industries in China, discharging more than 2.5 billion tons of waste water.Toxicological studies have demonstrated that flame-retardants pose the greatest risk to the normal growth and development of fetuses, infants, and small children.  Information contained in this presentation herein from either DPW Holdings, Inc. or Avalanche International Corp cannot be disclosed or reprinted without prior written permission from DPW Holdings, Inc. or Avalanche International Corp, respectively.

Statictics

- As of 2016, the top 5 leading textile exporters were China, Italy, India, United States and Turkey
- Technical Textiles are projected to have reached $9.3B in 2017
- In 2015, the global market for industrial protective clothing was $5B with projected CAGR of 14% up to 2023
- In 2015, 96 million tons of fibers were produced globally; 67.5% synthetic and 32.5% natural
- The 2015 market for antimicrobial textiles is estimated at $497M and projected to reach $1B by 2026 assuming CAGR of 7.4% with demand by region as follows: 32% Asia-Pacific, 27% Europe, 22% North America and 19% Rest of the World (South America, Middle East and Africa)
- In 2015, 17.5M vehicles were produced in the U.S. using an average of 28 square yards of fabric per vehicle or <u>490M</u> square of fabric by 2017

MTIX INTERNATIONAL

Information contained in this presentation herein from either DPW Holdings, Inc. or Avalanche International Corp cannot be disclosed or reprinted without prior written permission from DPW Holdings, Inc. or Avalanche International Corp, respectively.

 Statistics  A 2015 MIT report estimated that 2015 worldwide production of fabric would reach 400 billion square meters of fabric.In 2016, 72.1M vehicles were produced worldwide; assuming an average of 28 square yards of fabric per vehicle, 2+ billion square yards of fabric were used in the manufacturing of cars and light trucks (this number excludes commercial vehicles)In the U.S. alone, the 2015 market for flame retardant (FR) fabric was $720MIn 2016, production of flame retardant fabric was 394 million square meters, with expected growth to 498 million square meters by 2022In the U.S. alone, the 2015 market for Thermal advanced textile products was $758 MM  Information contained in this presentation herein from either DPW Holdings, Inc. or Avalanche International Corp cannot be disclosed or reprinted without prior written permission from DPW Holdings, Inc. or Avalanche International Corp, respectively.

The Solution

MLSE® is a virtually dry process carried out at atmospheric pressure using inert gases to achieve single or multiple treatments in a single pass using less space, less energy and at a faster rate than most commonly used processes.

- Uses 99.6% less energy
- Eliminates the use of hazardous irritants, corrosives and bio-accumulations
- Reduces chemical use by 94.8%
- Commercial processing speeds of 70 meters (76 yards) per minute
- Reduces greenhouse gas over baseline by 90.9%



MTIX
INTERNATIONAL

Information contained in this presentation herein from either DPW Holdings, Inc. or Avalanche International Corp cannot be disclosed or reprinted without prior written permission from DPW Holdings, Inc. or Avalanche International Corp, respectively.

 The System  Upto 70 meters per minuteNatural and Synthetic FabricsMultiple TreatmentsNo hazardous discharge  Information contained in this presentation herein from either DPW Holdings, Inc. or Avalanche International Corp cannot be disclosed or reprinted without prior written permission from DPW Holdings, Inc. or Avalanche International Corp, respectively.

Markets

Apparel



- Women
- Men
- Children / Infants
- Other
  - Medical
  - Military
  - Uniforms

Technical Textiles



- Biomedical
- Defense
- Industrial
- Aerospace
- Filtration
- Contract
- Smart Textiles/Wearables

Automotive



- Car & Light Truck Seating
- Commercial Vehicle Seating
- Safety Airbag fabric
- Insulation

MTIX INTERNATIONAL

Information contained in this presentation herein from either DPW Holdings, Inc. or Avalanche International Corp cannot be disclosed or reprinted without prior written permission from DPW Holdings, Inc. or Avalanche International Corp, respectively.

Revenue Model    OEM    Machine Sales  We believe that MTIX will control/maintain the largest library in the world of chemical, plasma, and photonic interactions (Process Algorithms) that create the most desirable outcomes on textile surfaces.  Information contained in this presentation herein from either DPW Holdings, Inc. or Avalanche International Corp cannot be disclosed or reprinted without prior written permission from DPW Holdings, Inc. or Avalanche International Corp, respectively.

 Some Treatments  From a single platform with Zero change over time the following treatments can be achieved at up to 70 meters per minute:      Enhanced Dyability  Water Repellence  Enhanced Printability  Wash Cycle Durability  Improved Colour Fastness  Fire Retardancy  Enhanced Adhesion  Increased Tear Strength  Texture & Feel  Breathable Fabrics  Fabric Preparation  Stain Resistance  Wrinkle Resistance  Oil & Fuel Repellence  Wear Resistance  Anti-Bacterial  Fibre Strength  Thermal Resistance  Surface Topography Management  Thermal Management  Information contained in this presentation herein from either DPW Holdings, Inc. or Avalanche International Corp cannot be disclosed or reprinted without prior written permission from DPW Holdings, Inc. or Avalanche International Corp, respectively.

   Information contained in this presentation herein from either DPW Holdings, Inc. or Avalanche International Corp cannot be disclosed or reprinted without prior written permission from DPW Holdings, Inc. or Avalanche International Corp, respectively.

 Information contained in this presentation herein from either DPW Holdings, Inc. or Avalanche International Corp cannot be disclosed or reprinted without prior written permission from DPW Holdings, Inc. or Avalanche International Corp, respectively.

 Cleaning & Wear testing for automotive polyester  UNTREATED  MLSE TREATED      RUB ZONE      TEST AREA  The test procedure is to impregnate the polyester with concrete, carbon black and other dust particles, rub repeatedly and then aggressive washing.  MLSE Treated sample showed a significant reduction in surface contamination after abrasion and cleaning cycle, passing the automotive standards      TEXTILE  Information contained in this presentation herein from either DPW Holdings, Inc. or Avalanche International Corp cannot be disclosed or reprinted without prior written permission from DPW Holdings, Inc. or Avalanche International Corp, respectively.

 Information contained in this presentation herein from either DPW Holdings, Inc. or Avalanche International Corp cannot be disclosed or reprinted without prior written permission from DPW Holdings, Inc. or Avalanche International Corp, respectively.

 DyeING Enhancement    Loom State    Finish Dyed    Energy cost reductionDye chemical reductionReduced dye cycle timeDry scouring  Cycle Time reduced from 120 mins to 55 mins  TEXTILE  Information contained in this presentation herein from either DPW Holdings, Inc. or Avalanche International Corp cannot be disclosed or reprinted without prior written permission from DPW Holdings, Inc. or Avalanche International Corp, respectively.

 HYDROPHILICITY / HYDROPHOBOCITY /OLEOPHOBICITY- WOOL   Low Temperature dyeing Breathable membranesWaterproofingOil Resistance  TEXTILE  Information contained in this presentation herein from either DPW Holdings, Inc. or Avalanche International Corp cannot be disclosed or reprinted without prior written permission from DPW Holdings, Inc. or Avalanche International Corp, respectively.

 Information contained in this presentation herein from either DPW Holdings, Inc. or Avalanche International Corp cannot be disclosed or reprinted without prior written permission from DPW Holdings, Inc. or Avalanche International Corp, respectively.

 Fire Retardancy  Method of burning  TEXTILE  Information contained in this presentation herein from either DPW Holdings, Inc. or Avalanche International Corp cannot be disclosed or reprinted without prior written permission from DPW Holdings, Inc. or Avalanche International Corp, respectively.

 Information contained in this presentation herein from either DPW Holdings, Inc. or Avalanche International Corp cannot be disclosed or reprinted without prior written permission from DPW Holdings, Inc. or Avalanche International Corp, respectively.

 HYDROPHILICITY / HYDROPHOBICITY / OLEOPHOBICITY - NON-WOVENS  OPPORTUNITIES FOR HB ONE SIDE & HP THE OTHER    TEXTILE  Information contained in this presentation herein from either DPW Holdings, Inc. or Avalanche International Corp cannot be disclosed or reprinted without prior written permission from DPW Holdings, Inc. or Avalanche International Corp, respectively.

 HYDROPHILICITY / HYDROPHOBICITY / OLEOPHOBICITY – LEATHER  TEXTILE  Information contained in this presentation herein from either DPW Holdings, Inc. or Avalanche International Corp cannot be disclosed or reprinted without prior written permission from DPW Holdings, Inc. or Avalanche International Corp, respectively.

 MLSE ON MICRO-FIBREGLASS  ISO 23232:2009 TEST  TEXTILE  Information contained in this presentation herein from either DPW Holdings, Inc. or Avalanche International Corp cannot be disclosed or reprinted without prior written permission from DPW Holdings, Inc. or Avalanche International Corp, respectively.

 Q & A  Information contained in this presentation herein from either DPW Holdings, Inc. or Avalanche International Corp cannot be disclosed or reprinted without prior written permission from DPW Holdings, Inc. or Avalanche International Corp, respectively.

 Thank You  Information contained in this presentation herein from either DPW Holdings, Inc. or Avalanche International Corp cannot be disclosed or reprinted without prior written permission from DPW Holdings, Inc. or Avalanche International Corp, respectively.